UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2020

Aon plc

(Exact name of registrant as specified in its charter)

Ireland	1-7933	Applied For
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

122 Leadenhall Street, London, England	EC3V 4AN
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +44 20 7623 5500

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, $0.01 nominal value	AON	New York Stock Exchange
Guarantees of Aon plc’s 2.800% Senior Notes due 2021	AON21	New York Stock Exchange
Guarantees of Aon plc’s 4.000% Senior Notes due 2023	AON23	New York Stock Exchange
Guarantees of Aon plc’s 3.500% Senior Notes due 2024	AON24	New York Stock Exchange
Guarantees of Aon plc’s 3.875% Senior Notes due 2025	AON25	New York Stock Exchange
Guarantees of Aon plc’s 2.875% Senior Notes due 2026	AON26	New York Stock Exchange
Guarantees of Aon plc’s 4.250% Senior Notes due 2042	AON42	New York Stock Exchange
Guarantees of Aon plc’s 4.450% Senior Notes due 2043	AON43	New York Stock Exchange
Guarantees of Aon plc’s 4.600% Senior Notes due 2044	AON44	New York Stock Exchange
Guarantees of Aon plc’s 4.750% Senior Notes due 2045	AON45	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement.

As previously announced, on March 9, 2020, Aon plc, a company incorporated under the laws of England and Wales (“Aon UK”), and Willis Towers Watson Public Limited Company, an Irish public limited company (“WTW”), entered into (i) a Business Combination Agreement (the “Business Combination Agreement”) with respect to a combination of the parties and (ii) an Expenses Reimbursement Agreement (the “Expenses Reimbursement Agreement” and, together with the Business Combination Agreement, the “Agreements”) with respect to the payment of certain costs and expenses incurred in connection with such combination upon the termination of the Business Combination Agreement in certain specified circumstances.

Also as previously announced, on April 1, 2020, Aon plc, an Irish public limited company (the “Company”), and Aon UK completed a scheme of arrangement for the purpose of changing the place of incorporation of the parent company of the Aon group from the United Kingdom to Ireland (the “Reorganization”). The Reorganization became effective at approximately 4:00 a.m. (New York time) on April 1, 2020.

On April 2, 2020, in accordance with the terms of each of the Agreements, the Company and Aon UK entered into an Assignment Agreement (the “Assignment Agreement”) with respect to the assignment by Aon UK, and the assumption by the Company, of all of Aon UK’s rights and obligations under each of the Agreements.

The Assignment Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing summary of the Assignment Agreement is qualified in its entirety by reference to Exhibit 2.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Assignment Agreement, dated April 2, 2020, between the Company and Aon UK

NO OFFER OR SOLICITATION

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In particular, this communication is not an offer of securities for sale into the United States. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended (the “U.S. Securities Act”), or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. Any securities issued as a result of the proposed combination by means of a scheme of arrangement are anticipated to be issued in reliance upon the exemption from the registration requirements of the U.S. Securities Act pursuant to the exemption from registration set forth in Section 3(a)(10) thereof. Subject to the provisions of the Business Combination Agreement and with the Irish Takeover Panel’s consent, the proposed combination will be implemented solely by means of the scheme documentation, which will contain the full terms and conditions of the proposed combination, including details of how shareholders of the Company and WTW may vote in respect of the proposed combination.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

The Company and WTW will prepare a joint proxy statement (which will contain the scheme documentation) to be distributed to shareholders of the Company and WTW, containing further information relating to the implementation of the proposed combination, the full terms and conditions of the scheme, notices of the shareholders meetings of the Company and WTW and information on the Class A ordinary shares of the Company to be issued under the proposed combination. The joint proxy statement will be filed with the U.S. Securities and Exchange Commission (the “SEC”). This document, if and when filed, as well as the Company’s, Aon UK’s and WTW’s other public filings with the SEC, may be obtained without charge at the SEC’s website at www.sec.gov and, in the case of the Company’s and Aon UK’s filings, at the Company’s website at ir.aon.com, and in the case of WTW’s filings, at WTW’s website at investors.willistowerswatson.com. BEFORE MAKING ANY VOTING DECISION, HOLDERS OF SECURITIES OF THE COMPANY AND/OR WTW ARE URGED TO READ THOSE FILINGS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED COMBINATION, INCLUDING ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE

THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED COMBINATION AND THE PARTIES TO THE PROPOSED COMBINATION. Any vote in respect of resolutions to be proposed at the WTW shareholders meetings to approve the proposed combination, the scheme or related matters, or other responses in relation to the proposed combination, should be made only on the basis of the information contained in the joint proxy statement (including the scheme documentation). Similarly, any vote in respect of resolutions to be proposed at the meeting of the Company’s shareholders to approve the issuance of Class A ordinary shares of the Company under the proposed combination should be made only on the basis of the information contained in the joint proxy statement (including the scheme documentation).

PARTICIPANTS IN THE SOLICITATION

The Company, WTW and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the proposed combination. Information regarding the persons who may, under the rules of the SEC, be deemed to be participants in the solicitation of shareholders, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the joint proxy statement. Additional information about the Company’s directors and executive officers is contained in Aon UK’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on February 14, 2020, and its Proxy Statement on Schedule 14A, dated and filed with the SEC on April 26, 2019. Additional information about WTW’s directors and executive officers is contained in WTW’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on February 26, 2020, and its Proxy Statement on Schedule 14A, dated and filed with the SEC on April 3, 2019.

FORWARD-LOOKING STATEMENTS

This communication contains certain statements that are forward-looking, as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are prospective in nature and are not based on historical facts, but rather on current expectations of management about future events. Forward-looking statements can often, but not always, be identified by the use of words such as “plans,” “expects,” “is subject to,” “budget,” “scheduled,” “estimates,” “forecasts,” “potential,” “continue,” “intends,” “anticipates,” “believes” or variations of such words, and statements that certain actions, events or results “may,” “could,” “should,” “would,” “might” or “will” be taken, occur or be achieved. Although management believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that these expectations will prove to be correct. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by the forward-looking statements. Such factors include, but are not limited to, the possibility that the proposed combination will not be consummated, failure to obtain necessary shareholder or regulatory approvals or to satisfy any of the other conditions to the proposed combination, adverse effects on the operating results and/or the market price of securities of the Company and/or WTW for any reason, including, without limitation, because of the failure to consummate the proposed combination, the failure to realize the expected benefits of the proposed combination (including anticipated revenue and growth synergies), the failure to effectively integrate the combined companies following consummation of the proposed combination, negative effects of an announcement of the proposed combination, changes in global, political, economic, business, competitive, market and regulatory forces, future exchange and interest rates, changes in tax laws, regulations, rates and policies, future business acquisitions or disposals, or any announcement relating to the consummation of or failure to consummate the proposed combination on the market price of securities of the Company and/or WTW, significant transaction and integration costs or difficulties in connection with the proposed combination and/or unknown or inestimable liabilities, potential litigation associated with the proposed combination, the potential impact of the announcement or consummation of the proposed combination on relationships, including with suppliers, customers, employees and regulators, and general economic, business and political conditions (including any epidemic, pandemic or disease outbreak) that affect the combined companies following the consummation of the proposed combination. The factors identified above are not exhaustive. The Company, WTW and their respective subsidiaries operate in a dynamic business environment in which new risks may emerge frequently. Other unknown or unpredictable factors could also cause actual results and developments to differ materially from those expressed or implied by the forward-looking statements. Forward-looking statements should therefore be construed in the light of such factors. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. Further information concerning the Company and its businesses, including economic, competitive, governmental, regulatory, technological and other factors that could materially affect the Company’s results of operations and financial condition, is contained in Aon UK’s filings with the SEC. See Aon UK’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on February 14, 2020, and additional documents filed by the Company and/or Aon with the SEC for a further discussion of these and other risks and uncertainties applicable to the Company’s businesses. Further information concerning WTW and its businesses, including economic, competitive, governmental, regulatory, technological and other factors that could materially affect WTW’s results of operations and financial condition, is contained in WTW’s filings with the SEC. See WTW’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on February 26, 2020, and additional documents filed by WTW with the SEC for a further discussion of these and other risks and uncertainties applicable to WTW’s businesses. Any forward-looking statements in this communication are based upon information available as of the date of this communication which, while believed to be true when made, may ultimately prove to be incorrect. Other than in accordance with legal or regulatory obligations, neither the Company nor WTW is under any obligation, and each expressly disclaims any intention or obligation, to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. All subsequent written and oral forward-looking statements attributable to the Company, WTW and/or any person acting on behalf of either of them are expressly qualified in their entirety by the foregoing.

STATEMENT REQUIRED BY THE IRISH TAKEOVER RULES

The directors of the Company accept responsibility for the information contained in this communication relating to the Company, the directors of the Company and members of their immediate families, related trusts and persons connected with them, except for the statements made by WTW in respect of the Company. To the best of the knowledge and belief of the directors of the Company (who have taken all reasonable care to ensure such is the case), the information contained in this communication for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

The directors of WTW accept responsibility for the information contained in this communication relating to WTW and the directors of WTW and members of their immediate families, related trusts and persons connected with them, except for the statements made by the Company in respect of WTW. To the best of the knowledge and belief of the directors of WTW (who have taken all reasonable care to ensure such is the case), the information contained in this communication for which they respectively accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

DEALING DISCLOSURE REQUIREMENTS

Under the provisions of Rule 8.3 of the Irish Takeover Rules, if, during an “offer period,” any person is, or becomes “interested” (directly or indirectly) in 1 per cent. or more of any class of “relevant securities” of the Company or WTW, all “dealings” in any “relevant securities” of the Company or WTW (including by means of an option in respect of, or a derivative referenced to, any such relevant securities) must be publicly disclosed by no later than 3:30 p.m. (New York time) in respect of the relevant securities of the Company and WTW on the business day following the date of the relevant transaction. The requirement will continue until this offer period ends. If two or more persons co-operate on the basis of any agreement, either express or tacit, either oral or written, to acquire an interest in relevant securities of the Company or WTW, they will be deemed to be a single person for the purposes of Rule 8.3 of the Irish Takeover Rules. Under Rule 8.1 of the Irish Takeover Rules, all dealings in relevant securities of WTW by the Company, or relevant securities of the Company by WTW, or by any party acting in concert with either of them must also be disclosed by no later than 12:00 p.m. (New York time) in respect of the relevant securities of the Company and WTW on the business day following the date of the relevant transaction. Interests in securities arise, in summary, when a person has a long economic exposure, whether conditional or absolute, to changes in the price of securities. In particular, a person will be treated as having an interest by virtue of the ownership or control of securities, or by virtue of any option in respect of, or derivative referenced to, securities. Terms used in this paragraph should be read in light of the meanings given to those terms in the Irish Takeover Rules. If you are in any doubt as to whether or not you are required to disclose dealings under Rule 8 of the Irish Takeover Rules, consult with the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie or contact the Irish Takeover Panel by telephone on +353 1 678 9020.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 2, 2020	AON PLC

	By:	/s/ Molly Johnson
Molly Johnson
Assistant Company Secretary